                                                                    Exhibit 31.1

Certification of Principal Executive Officer

          I, Warren B. Kanders, certify that:

               1.   I have reviewed this Annual Report on Form 10-K/A of Armor
                    Holdings, Inc.;

               2.   Based on my knowledge, this report does not contain any
                    untrue statement of a material fact or omit to state a
                    material fact necessary to make the statements made, in
                    light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

               3.   Based on my knowledge, the financial statements, and other financial information included in this report, fairly
                    present in all material respects the financial condition,
                    results of operations and cash flows of the registrant as
                    of, and for, the periods presented in this report;

               4.   The registrant's other certifying officer and I are
                    responsible for establishing and maintaining disclosure
                    controls and procedures (as defined in Exchange Act Rules
                    13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and
                    15d-15(f)) for the registrant and have:

                         a.   Designed such disclosure controls and procedures,
                              or caused such disclosure controls and procedures
                              to be designed under our supervision, to ensure
                              that material information relating to the
                              registrant, including its consolidated
                              subsidiaries, is made known to us by others within
                              those entities, particularly during the period in
                              which this report is being prepared;

                         b.   Designed such internal control over financial
                              reporting, or caused such internal control over
                              financial reporting to be designed under our
                              supervision, to provide reasonable assurance
                              regarding the reliability of financial reporting
                              and the preparation of financial statements for
                              external purposes in accordance with generally
                              accepted accounting principles;

                         c.   Evaluated the effectiveness of the registrant's
                              disclosure controls and procedures and presented
                              in this report our conclusions about the
                              effectiveness of the disclosure controls and
                              procedures, as of the end of the period covered by
                              this report based on such evaluation; and

                         d.   Disclosed in this report any change in the
                              registrant's internal control over financial
                              reporting that occurred during the registrant's
                              most recent fiscal quarter (the registrant's
                              fourth fiscal quarter in the case of an annual
                              report) that has materially affected, or is
                              reasonably likely to materially affect, the
                              registrant's internal control over financial
                              reporting; and

               5.   The registrant's other certifying officer and I have
                    disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's
                    auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent
                    functions):

                         a.   All significant deficiencies and material
                              weaknesses in the design or operation of internal
                              control over financial reporting which are
                              reasonably likely to adversely affect the
                              registrant's ability to record, process, summarize
                              and report financial information; and

                         b.   Any fraud, whether or not material, that involves
                              management or other employees who have a
                              significant role in the registrant's internal
                              control over financial reporting.

Date: July 20, 2006
                                               By: /s/ Warren B. Kanders
                                               ---------------------------------
                                               Name:   Warren B. Kanders
                                               Title:  Chief Executive Officer